BUSINESS CONSULTING AGREEMENT

     THIS BUSINESS CONSULTING AGREEMENT (this "Agreement") is made and entered into this day of , , by and between , a corporation, with its principal place of business at . (hereinafter referred to as the "Company") and Circle Group Internet, Inc., an Illinois corporation with its principal place of business at 1011 Campus Drive, Mundelein, Illinois 60060 (hereinafter referred to as the "Consultant").

                                    RECITALS

         A. The Company is engaged in the [describe the scope of business activities].

         B. The Consultant provides business-to-business consulting services to assist companies in many aspects of their business, including business plan development, Internet marketing strategy development, web site design, technology support, management consulting, corporate communications, sales training, strategic networking and strategy and planning consulting.

         C. The Company desires to avail itself of the Consultant's experience, skills and abilities, and background and knowledge, and is willing to engage the Consultant upon the terms and conditions set forth herein.

         D. The Consultant agrees to be engaged and retained by the Company upon said terms and conditions.

         E. The parties hereto have each established a valuable reputation and goodwill in their respective businesses.

         G. Each party hereto, by virtue of its relationship with the other party, will become familiar with and possessed with the manner, methods and other confidential information pertaining to the such other parties business activities.

         NOW, THEREFORE, in consideration of the recitals, promises and conditions in this agreement, the Consultant and the Company agree as follows:

         1. Consulting Services.

                  (a) During the term of this Agreement, the Consultant is hereby retained by the Company to provide consulting services to the Company as described below. The Consultant shall provide such consulting services as reasonably requested by the Company during the term of this Agreement, provided that nothing hereunder shall require the Consultant to devote a minimum number of hours per calendar month toward the performance of

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services hereunder. The level and scope of services that may reasonably be requested hereunder shall be dependent, in part, on the amount of compensation to be paid to the Consultant by the Company hereunder. Unless otherwise agreed to by the Consultant, all services hereunder shall be performed by the Consultant, in its sole discretion, at its principal place of business or other offices. Notwithstanding anything contained herein to the contrary, the services to be performed by the Consultant hereunder may be performed by any employee of, or consultant to, the Consultant, which is reasonably qualified to perform such services. The consulting services to be rendered by the Consultant to the Company include:

                           i. Business plan development, including assistance in
creating and revising the Company's business plan to accurately articulate corporate intentions;

                           ii. Internet marketing strategy development to define
business models and branding strategies;

                           iii. Web site design to create user-friendly a web
site using original content and design;

                           iv. Technology support to provide secure e-commerce
business between the Company's customers and the Company, and to construct and maintain employee communication systems including the Company's networks and severs;

                           v. Evaluation of professionals to ensure the Company
is properly represented by attorneys and accountants with experience in all areas of the Company's current and proposed business and operations;

                           vi. Debt management to assist the Company to reduce
or restructure the Company's debt to improve the Company's valuation;

                           vii. Management consulting (operations) to assist
management in using the Internet for day to day operations, and in the understanding, analyzing, and management of the Company's intellectual assets;

                           viii. Management consulting (human resources) to help
promote a management philosophy and organizational structure tailored towards teamwork and group contributions;

                           ix. Corporate communications;


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                           x. Sales training to assist management in proper
sales techniques;

                           xii. Negotiation training;

                           xii. Strategic networking to assist the Company in
linking its name with beneficial contacts; and

                           xiii. Strategy and planning consulting to assist the
Company in identifying and analyzing market opportunities, as well as anticipating competitive behavior.

                  (b) The Consultant shall specifically not provide any of the following services to the Company:

                           i. The offer or sell the Company's securities, or any
other activities which require registration by the Consultant as a broker-dealer;

                           ii. Engage in due diligence activities;

                           iv. Provide advice relating to the valuation of, or
the financial advisability of, any investments in the Company; or

                           v. Handle any funds or securities on behalf of the
Company.

                  (c) The Consultant will collaborate with the Company in designing the content and marketing terms to be used on the Company's web site to effectively market the Company, including creating effective and attention-getting descriptive phrases highlighting the Company, such as search engine registration and keyword computation, and other proprietary methods to increase site rank and market within newsgroups on various news-wire services. The Company will have the right to approve each aspect of the design, content and marketing methods of its web site prior to its publication. The Company acknowledges the Consultant has agreed to defer a portion of its compensation hereunder to the date on which the Company's web site has been completed. The Company further acknowledges that time is of the essence and represents, warrants and covenants that it shall promptly respond to all manner of communication from the Consultant regarding the necessary approvals for the web site.

         2. Term. The term of this Agreement shall be for a period of [insert term] commencing on the date of the date of this Agreement and ending on [insert date].


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         3. Compensation. As compensation for its services hereunder, Consultant shall receive:

                  (a) $[ ] in cash, with $[ ] payable within two (2) business days following the date of this Agreement, and the remaining $[ ] due within five (5) business days following the completion of the Company's web site as contemplated under Section 1(a)(iii) above; and

                  (b) [ ] shares of the Company's common stock (the "Consultant's Shares"). The Consultant shall deemed to be the beneficial owner of the Consultant's Shares upon the execution by the parties hereto of this Agreement, and a certificate representing such shares shall be delivered to the Consultant within three (3) business days following the date of this Agreement.

         4. Expenses of the Consultant. The Consultant shall be responsible for all expenses incurred by the Consultant in the performance of its duties hereunder, which expenses shall include, postage, printing, long distance calls, transmitting facsimiles, travel and wire service expenses reasonably related to the Consultant's services to the Company.

         5. Anti-dilution of the Number of Consultant's Shares.

                  (a) The Company represents, warrants and covenants that number of Consultant Shares issued to the Consultant pursuant to Section 3(b) above represents [ ] % of the Company's issued and outstanding Common Stock on a fully-diluted basis immediately prior to the execution of this Agreement. It is the intent of the parties hereto that until such time as the Consultant's Shares shall have been registered for resale under the Securities Act of 1933 as hereinafter set forth in Section 5 hereof, that the number of shares of the Company's Common Stock owned beneficially by the Consultant at any time, and from time to time during such period, shall equal [ ] % of the Company's issued and outstanding Common Stock on a fully-diluted basis.

                  (b) The number of shares of the Company's common stock issuable to the Consultant pursuant to Section 3(b) above shall be subject to adjustment from time to time, as follows:

                           (i) If the Company in any manner issues or sells any
shares of its Common Stock, regardless of the type or amount of consideration received, or to be received, by the Company;

                           (ii) If the Company in any manner issues, sells or
grants warrants or options which are exercisable into shares of the Company's Common Stock, regardless of the vesting of such rights or the consideration to be tendered to the Company upon their conversion or exercise;

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                           (iii) If the Company in any manner grants any rights
or options to subscribe for or to purchase shares of its Common Stock or any stock or other securities convertible into or exchangeable for Common Stock, regardless of the vesting of such rights or the consideration to be tendered to the Company upon their conversion or exercise; or

                           (iv) If the Company in any manner issues or sells any
convertible securities which are convertible or exercisable into shares of the Company's Common Stock, regardless of the conversion of such rights or the consideration to be tendered to the Company upon their conversion or exercise.

                  (c) The Company shall give the Consultant ten (10) business days prior written notice of the anticipated occurrence of any of the events described in Section 5(b) hereof.

                  (d) Upon the occurrence of any of the foregoing events, the Company shall issue, on the date the shares, options, rights, warrants, convertible or other securities are issued, to the Consultant such additional number of shares of the Company's Common Stock so that the Consultant shall be the beneficial owner of [ ]% of the Company's Common Stock on a fully-diluted basis giving pro-forma effect to the issuance of shares of the Company's Common Stock, including upon the exercise, conversion or otherwise of such options, warrants, rights or convertible securities, regardless if they are exercisable or convertible upon the date of issuance by the Company. The certificate(s) representing such shares of Common Stock shall be delivered to the Consultant within three (3) business days following the occurrence of any of the events described in Section 5(b) hereof. For the purposes of this Agreement, the term "Consultant's Shares" shall include such additional number of shares of Common Stock as may be issued from time to time to the Consultant pursuant to the provisions of this Section 5.

                  (e) The number of shares of Common Stock deemed outstanding at any given time shall include the number of shares of Common Stock outstanding, as adjusted as provided herein, but shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issuance or sale of Common Stock hereunder.

         6. Registration Rights.

                  (a) If at any time the Company shall prepare and file one or more registration statements with the Securities and Exchange Commission under the Securities Act of 1933 with respect to a public offering of equity or debt securities of the Company, or of any such securities of the Company held by its security holders, the Company will include in any such registration statement

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such information as is required, and such number of Consultant's Shares held by the Consultant or its designees or transferees as may be requested by it, to permit a public offering of the Consultant's Shares so requested. In the event of such a proposed registration, the Company shall furnish the Consultant with not less than thirty (30) days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given by the Company to the Consultant, with respect to subsequent registration statements or post-effective amendments filed by the Company, until such time as all of the Consultant's Shares have been registered, or may be sold without registration under the Securities Act of 1933 or applicable state securities laws and regulations, and without limitation as to volume, pursuant to Rule 144 of the Securities Act of 1933. The Company shall cause the registration statement to remain effective for a period of at least nine (9) months from the effective date of the registration statement or such earlier date as all of the Consultant's Shares have been sold.

                  (b) Until such time as the Consultant's Shares shall have been registered under the Securities Act of 1933 pursuant to the provisions of subsection (a) of this Section 6, if at any time the Consultant shall give notice to the Company requesting that the Company file with the Securities and Exchange Commission a registration statement relating to the Consultant's Shares, the Company shall, as expeditiously as possible, file and use its best efforts to cause to become effective under the Securities Act of 1933 the registration statement covering such number of the Consultant's Shares as the Company has been requested to register for disposition by the Consultant, to the extent required to permit the public sale or other public disposition thereof by the Consultant. The Company shall cause the registration statement to remain effective for a period of at least nine (9) months from the effective date of the registration statement or such earlier date as all of the Consultant's Shares have been sold.

                  (c) Notwithstanding anything contained herein to the contrary, the Consultant may not demand registration of the Consultant's Shares if re-sale of the Consultant's Shares is already covered by an effective registration statement, or if the Consultant's Shares may otherwise be sold without registration under the Securities Act of 1933 or applicable state securities laws and regulations, and without limitation as to volume pursuant to Rule 144 of the Securities Act of 1933.

                  (d) The Company shall bear all expenses incurred in the preparation and filing of such registration statements or post-effective amendment (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Consultant, other than expenses of the Consultant's counsel and sales commissions incurred by the Consultant with respect to the re-sale of such securities.

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         7. Cooperation. Both parties shall cooperate fully with each other in the performance of the their respective obligations under this Agreement including, without limitation, providing all necessary information, executing all documents and performing all actions reasonably required in connection with such performance.

         8. Independent Contractor. This Agreement shall not constitute an employer-employee relationship. It is the intention of the parties that the Consultant shall be at all times an independent contractor of the Company. The Consultant shall not have any authority to act as the agent of the Company and shall not have the authority to, and shall not, bind the Company to any agreements or obligations with a third party except as otherwise authorized by the Company. Subject to the express provisions herein, the manner and means utilized by the Consultant in the performance of its services hereunder shall be under the sole control of the Consultant.

          9. Non-Disclosure of Confidential Information. Both parties acknowledge that it is their policy to maintain as secret and confidential all valuable information heretofore or hereafter acquired, developed or used by each other in relation to their respective business, operations, employees and contacts which may give a competitive advantage in either party's industries (all such information is hereinafter referred to as "Confidential Information"). The parties recognize that, by reason of the relationship of the parties, the parties may acquire Confidential Information of the other party. The parties recognize that all such Confidential Information is the property of the owning party. In consideration of the parties entering into this Agreement, the parties agree that:

                  (a) They shall never, directly or indirectly, publicly disseminate or otherwise disclose any Confidential Information obtained during the term of this agreement without the prior written consent of either party, it being understood that the obligation created by this subparagraph shall survive the termination of this Agreement;

                  (b) At all times, the parties shall exercise all due and diligent precautions to protect the integrity of any of the other party's documents embodying Confidential Information (which shall be marked "Confidential" by the supplying party prior to delivery and, if not so marked, shall not be deemed to embody Confidential Information), and upon termination of this Agreement, each party shall return all such documents (and copies thereof) in its possession or control to the other party; and

                  (c) In recognition of the foregoing, the parties represent, warrant and covenant that they will not in the future use or disclose any of such Confidential Information for the benefit of any person or other entity or organization under any circumstances at any time.

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         10. Liability. In the absence of gross negligence or willful misconduct on the part of Consultant or the Company, the Consultant shall not be liable to the Company or to any officer, director, employee, stockholder or creditor, for any act or omission in the course of, or in connection with, the provision of advice or assistance hereunder. Except in those cases where the gross negligence or misconduct of the Consultant is alleged and proven in a court of competent jurisdiction, the Company agrees to and shall defend, indemnify and hold the Consultant harmless from and against any and all suits, claims, demands, causes of action, judgments, damages, expenses and liability (including court costs and attorney's fees paid in the defense of any specific action) which may in any way result from any activities pursuant to or in any connection with this Agreement.

         11. Representations and Warranties. The Company hereby represents and warrants to the Consultant as follows:

                  (a) This Agreement has been duly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of equity and except as the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

                  (b) The execution and delivery of, and the compliance with, this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not, with or without the giving of notice or the lapse of time, or both: (A) result in a material conflict with or breach of any of the material terms or provisions of, or constitute a default under, or result in the modification or termination of, or require consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, or (B) violate the Company's articles of incorporation or by-laws or (C) have any material effect on any material license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its properties or businesses.

         12. Indemnification.

                  (a) The acts, statements and representations made by the Company to third parties are the sole responsibility of the Company, and the Company agrees to indemnify the Consultant and hold the Consultant harmless for any liabilities, claims, losses and expenses, including legal costs and

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expenses incurred by the Consultant, that result from acts, statements and representations made by the Company and its authorized representatives to third parties. The Company represents that all materials provided to the Consultant in relation to the consulting services to be provided hereunder are truthful and accurate, and the Consultant may rely upon same without independent verification of the facts or other information contained therein.

                  (b) The acts, statements and representations made by the Consultant without the approval of the Company to third parties which are not made in reliance upon information and/or material furnished to the Consultant by the Company, rather written or oral, are the sole responsibility of the Consultant, and the Consultant agrees to indemnify the Company for any liability, claims, losses and expenses, including legal costs and expenses incurred by the Company that result from the Consultant's representations made without the approval of the Company.

         13. Taxes. All taxes, duties and other governmental fees or charges arising from the Consultant's receipt of remuneration shall be borne by the Consultant, except to the extent that the Company is responsible for the fees, costs and expenses in connection with the provisions of Section 6 hereof.

         14. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing or when deposited in the United States mail, postage prepaid, addressed to the other party at the address provided by each party. Either party may change its address by written notice made in accordance with this section.

         15. Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective legal representatives, administrators, executors, successors, subsidiaries and affiliates.

         16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Illinois, without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Lake County in the State of Illinois. The parties hereto hereby accept the exclusive

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jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Lake County, Illinois, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Lake County, Illinois, has been brought in an inconvenient forum.

         17. Assignment Any attempt by either party to assign any rights, duties or obligations that arise under this Agreement without the prior written consent of the other party shall be void and shall constitute a breach of the terms of this Agreement.

         18. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the Company and the Consultant. No promises, guarantees, inducements or agreements, oral or written, express or implied, have been made regarding the provision of any services, other than as contained in this Agreement. This Agreement can be modified only in writing signed by both parties hereto.

         19. Severability. In the event of the invalidity or unenforceability of any one or more of the provisions of this Agreement, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and such other provisions shall be deemed to remain in full force and effect.

         20. Continuing Effect. Sections 5, 6, 9, 10 and 12 shall survive the expiration or the termination of obligations of each party to the other.

         21. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                            CIRCLE GROUP INTERNET, INC.

                                            By: __________________________
                                                Frank K. Menon, President


                                            [ Insert Name of Company ]

                                            By: _______________________________
                                                ___________________  , President



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